Exhibit 99.7

MNG Airlines February 2023

Disclaimer Disclaimers and Other Important Information This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between MNG Airlines (“MNGA”) and Golden Falcon Acquisition Corp. (“Golden Falcon”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Golden Falcon and MNGA, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of MNGA and the Potential Business Combination or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Golden Falcon and MNGA reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Golden Falcon, MNGA or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Golden Falcon nor MNGA has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Golden Falcon, MNGA or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of MNGA or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of MNGA and the Potential Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. In connection with the Potential Business Combination, a registration statement on Form F-4 (the “Form F-4”) is expected to be filed with the SEC by MNGA. The Form F-4 will include a preliminary proxy statement for the stockholders of Golden Falcon that also constitutes a preliminary prospectus. Golden Falcon and MNGA urge investors, stockholders and other interested persons to read, when available, the Form F-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the Potential Business Combination, as these materials will contain important information about Golden Falcon, MNGA and the Potential Business Combination. The Form F-4 and other documents in connection with the Potential Business Combination will be filed after you have made an investment decision one way or the other regarding any potential investment in MNGA or Golden Falcon. Because of this sequencing, when deciding whether to invest in MNGA or Golden Falcon, you should carefully consider the information made available to you, including this Presentation, through the date of your decision. If you sign a subscription agreement, you will be required to make certain representations relating to the foregoing. When available, the definitive proxy statement/prospectus will be mailed to Golden Falcon’s stockholders as of a record date to be established for voting on the Potential Business Combination. Interested parties will also be able to obtain free copies of such documents filed with the SEC (once available) at the SEC’s website located at www.sec.gov, or security holders may direct a request to Golden Falcon Acquisition Corp., Attn: Corporate Secretary, 850 Library Avenue, Suite 204, Newark, DE 19711. Golden Falcon, MNGA and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Golden Falcon’s security holders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Golden Falcon’s directors and executive officers in its filings with the SEC, including Golden Falcon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 31, 2022 (the “2021 Form 10-K”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Golden Falcon’s security holders in connection with the Potential Business Combination will be set forth in the Form F-4, along with information concerning the interests of Golden Falcon’s and MNGA’s participants in the solicitation. Such interests may, in some cases, be different from those of Golden Falcon’s or MNGA’s equity holders generally.

Disclaimer Forward-Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, expected results, the anticipated growth and expansion of MNGA’s business the viability of MNGA’s growth strategy, trends and developments in air cargo industry, MNGA’s addressable market, competitive position, potential market opportunities, expected synergies, the listing of MNG’s securities on the NYSE, the expected management and governance of MNGA and other matters. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of MNGA and/or Golden Falcon’s management and are not predictions of actual performance. These forward -looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MNGA and Golden Falcon. These forward-looking statements are subject to a number of risks and uncertainties, including: the risk that the Potential Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Golden Falcon’s securities; Golden Falcon’s potential failure to obtain an extension of the deadline for the Potential Business Combination; the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the adoption of the business combination agreement by the stockholders of Golden Falcon; failure to satisfy the minimum cash amount following redemptions by Golden Falcon’s public stockholders in connection with the stockholder vote to extend the business combination deadline and the stockholder vote to approve the business combination agreement and the transactions contemplated thereby; failure to receive certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the Potential Business Combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; costs related to the Potential Business Combination; actual or potential conflicts of interest of Golden Falcon’s management with its public stockholders; the effect of the announcement or pendency of the Potential Business Combination on MNGA’ business relationships, performance, and business generally; risks that the Potential Business Combination disrupts current plans of MNGA and potential difficulties in MNGA’s employee retention as a result of the Potential Business Combination; the outcome of any legal proceedings that may be instituted against MNGA or against Golden Falcon related to the merger agreement or the Potential Business Combination; failure to realize the anticipated benefits of the Potential Business Combination; the inability to meet and maintain the listing of Golden Falcon’s securities (or the securities of MNGA) on the NYSE; the risk that the price of Golden Falcon’s or MNGA’s securities may be volatile due to a variety of factors, including macro-economic and social environments affecting MNGA’s business and changes in the combined capital structure; the inability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities; the risk that MNGA will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; negative economic conditions that could impact MNGA and the air cargo business in general; factors that affect air cargo companies generally; changes in, and MNGA’s ability to comply with, laws and government regulations, particularly, the civil aviation regulatory framework; competition in the air cargo industry; reduction in demand for MNGA’s cargo or charter operations, including as a result of reductions in global trade growth or e-commerce activity, government reduction or limitation of operating capacity; risks associated with MNGA doing business in emerging markets; conflict and uncertainty in neighbouring countries; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Golden Falcon’s 2021 Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in Golden Falcon’s filings with the SEC, the registration statement on Form F-4 and the proxy statement/prospectus contained therein, as well as those contained in the Potential Business Combination Risk Factors provided at the end of this Presentation. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither MNGA nor Golden Falcon presently know or that MNGA and Golden Falcon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MNGA’s and/or Golden Falcon’s expectations, plans or forecasts of future events and views as of the date of this Presentation. MNGA and Golden Falcon anticipate that subsequent events and developments will cause MNGA’s and Golden Falcon’s assessments to change. However, while MNGA and Golden Falcon may elect to update these forward-looking statements at some point in the future, MNGA and Golden Falcon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing MNGA’s and/or Golden Falcon’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Financial Information; Non-IFRS Financial Terms The financial information and data contained in this Presentation for the year ended December 31, 2019 and year to date and the last twelve months ended September 2021 and 2022 are unaudited. The financial information and data for the year ended December 31, 2019 and the last twelve months ended September 2021 and 2022 does not conform to Regulation S-X promulgated by the SEC. Such information and data may not be included in, may be adjusted in, or may be presented differently in the Form F-4 or other report or document to be filed or furnished by Golden Falcon or MNGA with the SEC. Furthermore, some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Cash Conversion, has not been prepared in accordance with International Financial Reporting Standards (“IFRS”). Adjusted EBITDA is defined as earnings before interest expense, taxes, depreciation, amortization, income from investing activities, foreign exchange gains or losses, and profits or losses from investments under the equity method. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Adjusted Cash Conversion is defined as Adjusted EBITDA, plus change in net working capital, minus maintenance capex. For a reconciliation of such non -IFRS measures, see the appendix in this Presentation. MNGA and Golden Falcon believe these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to MNGA’s financial condition and results of operations. MNGA’s management uses these non-IFRS measures for trend analyses and for budgeting and planning purposes. MNGA and Golden Falcon believe that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing MNGA’s financial measures with other similar companies, many of which present similar non-IFRS financial measures to investors. Management of MNGA does not consider these non-IFRS measures in isolation or as an alternative to financial measures determined in accordance with IFRS. The principal limitation of these non-IFRS financial measures is that they exclude significant expenses and income that are required by IFRS to be recorded in MNGA’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-IFRS financial measures. You should review MNGA’s audited financial statements, which will be presented in the Form F-4, and not rely on any single financial measure to evaluate MNGA’s business. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of MNGA, Golden Falcon and third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or copyrights in this Presentation is not intended to, and does not imply, a relationship with MNGA or Golden Falcon, o r an endorsement or sponsorship by or of MNGA or Golden Falcon. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, * or © symbols, but such references are not intended to indicate, in any way, that MNGA or Golden Falcon will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. 2

Proposed Transaction Summary

Transaction Overview & Update

- On December 6th, 2022, MNG Airlines, a **Turkish-based all-cargo airline and logistics operator**, entered into a definite agreement to become publicly traded via a **business combination with Golden Falcon Acquisition Corp** (NYSE: GFX)
- The transaction is expected to have a **pro-forma enterprise value of $676 million**, assuming **minimum gross transaction proceeds of $30 million[2]**, implying a multiple of **5.8x EV / EBITDA Sep-30 2022 LTM**
- Despite substantial growth, profitability and sector tailwinds, the transaction was priced at a **c.30% discount[1]** to its most comparable peer, Cargojet
- On December 20th, 2022, in connection with the Extensions vote, **$42.6m remained in the GFX trust account** after redemptions
- The transaction is expected to close in the first half of 2023
- A **strategic partnership** and investment is now under consideration

Pro-forma Valuation ($m)

Company Rollover	601
GFX Investors[2]	30
GFX Sponsors	8
Pro-forma Equity Value	**639**
Pro-forma Net Debt / (Cash)[4]	39
Associates	2
Pro-forma Enterprise Value	**676**

Sources and Uses of Funds ($m)

Sources	
Company Rollover	601
GFX Investors[2]	30
GFX Sponsors	8
Cash on Balance Sheet	14
Total	**653**
Uses	
Company Rollover	601
Cash to Parent Company	30
GFX Sponsors	8
Transaction Expenses[3]	14
Total	**653**

Pro-forma Ownership at Close

$42m gross proceeds[5]


GFX Investors, 7%
GFX Sponsors, 2%
Opportunity for a strategic stake
Existing Shareholders, 92%

$30m minimum gross proceeds[6]


GFX Investors, 5%
GFX Sponsors, 1%
Existing Shareholders, 94%

Source: Company information

Notes:
1. Market data as of 10-Nov-2022
2. Gross transaction proceeds. Illustratively assumes $30m cash remains in trust post-redemptions
3. Best estimate, subject to change
4. Based on current net debt of $25m plus $14m estimated transaction expenses as of Sep-2022
5. Assuming minimum redemption scenario
6. Assuming maximum redemption scenario

MNG AIRLINES

3

MNG Airlines is a Global Logistics Provider & e-Commerce Enabler

Company Overview

- ✓ Established in Feb-1996, MNG Airlines ("MNGA") is a **global logistics provider & e-commerce enabler**
- ✓ Operating in **61** destinations across **41** countries globally, with **over 400** airport slots secured
- ✓ **98%** of revenue in dollars, pounds or euros
- ✓ **Strong visibility** on short- to mid-term results through contractual commitments
- ✓ **Seasoned executive team** with deep industry knowledge

Value Creation Milestones

- **1996** MNGA was founded in 1996 by Mehmet Nazif Günal
- **1998** Transatlantic services began in 1998 with a flight from Frankfurt to Toronto
- **2000** Import warehouse operations started
- **2005** Acquired International Logistics Certificate (L2)
- **2006** Acquired ISO 9001 Quality Management System Certification
- **2008** Acquired cargo company Solin Air
- **2010** Acquired IOSA Certification
- **2012** A brand new A330-200 was added to the fleet
- **2014** Acquired ACC3 Certification
- **2019** 3rd Party Cargo Handling License Certification & Adana warehouse operations
- **2021** Two A330-300 aircraft added to the fleet and sent to conversion
- **2021** First flight with Airbus A330-300 converted freighter
- **2022** Second Airbus A330-300 out of conversion process in September 2022

Diversified Business Model

Revenue by Offering (LTM Sep-22, $m)



353
33
138
146
37
LTM Sep-2022

Warehouse & Handling
Ramp handling activities, warehouse services and line maintenance

Scheduled & Blocked Space
Purchasing of fixed (Hard Block) or (Soft Block) cargo space and scheduled flights

Charter
Charter (non-scheduled) air cargo contracts

ACMI
Leasing agreements providing aircraft, complete crew, maintenance and insurance

Strong Growth Profile with Expanding Margins



Adj. EBITDA margin[1]
29%
+~420 bps
33%
+37% CAGR
148
43
7
290
111
8
353
117
9
2019A
2021A
LTM Sep-22
Revenue
Adj. EBITDA[1]
# of Aircraft

Multiple Elements Underpinning Future Outlook

- **69%** 2023 revenues from contracted customers
- **61%** 2023 revenues currently under contract
- **+33%** YTD Sep-2022 year-on-year revenue growth
- **+30%** LOIs signed for aircraft fleet increase from 2021 - 2023
- **+29%** LOIs signed for cargo capacity increase from 2021 - 2023

MNG AIRLINES

Source: Company information
Notes:
1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures

4

Istanbul is Strategically Located at the Center of Many Main Global Commercial Routes, Benefitting from State-of-the-Art Facilities at IGA Global CTK1 by Geography Istanbul’s Strategic Location • Istanbul Airport is rapidly becoming one of the most important air cargo and logistics centersfor Europe, MiddleEast and Asia • The airport, covering 1.4 million square meters, will have cargo handling capacity expected to reach 5.5m tons • The volume of cargo transported in 2021 exceeded 1.7m tons, of which over 1.6m tons for international traffic EUROPE & CENTRAL ASIA 33% 23% 1992 2021 NORTH AMERICA 28% 27% Istanbul APAC 1992 2021 MIDDLE EAST & AFRICA 27% 33% 6% 15% 1992 2021 1992 2021 Shift of global air freight’s center of gravity towards the East has further accelerated in the last couple of years Source: IATA, World Bank Note: 1 CTK: Cargo Ton Kilometer 5

A Well-Diversified Business Model with Strong Growth Profile and Expanding Margins Strong Growth & Attractive Margins LTM Sep-2022 Business Mix Adj. Revenue by Currency +~420 EBITDA 29% 33% 1 bps margin EUR GBP 21% 1% ~14% of revenue generated +37% from US HQ companies3 TRL CAGR 2% CTK4 by Region of Arrival +44% USD CAGR 77% $353m Other 8% North America 4% $290m Asia $254m 27% LTM Sep-21 +39% Revenue by Customer $209m Y-o-y Direct 5 Europe Customer Airlines $148m 4% 5% 61% $111m $117m $84m $96m LTM Sep-21 Integrated $43m +23% Operators 22% Freight Y-o-y Forwarders 68% 2019A 2020A 2021A LTM Sep-22 Revenue Adj. EBITDA¹ Source: Company information Notes: 1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end 3 14% represents median from 2017 to 2021 6 of this Presentation for a reconciliation to the nearest IFRS measures 4 CTK: Cargo Ton Kilometer 2 Defined as Aircraft, Crew, Maintenance and Insurance 5 Shipper relationship established through freight forwarders

Long-Haul Fleet Growth for Further Global Connectivity Current Full Airbus Long-Haul Fleet – Owned and Leased – Provides Predictable Capacity Range Payload Aircraft Model Vintage In Date End Date (km) (tons) 1995 2014 Owned 1989 2015 Owned 1989 2013 Owned 4,800 47 A300-600F km tons 1999 2008 2024 1994 2012 2024 1994 2013 2024 6,000 68 A330-200F 2012 2012 Owned km tons 2007 2021 2027 A330-P2F300 6,780 61 km tons 2007 2022 2028 2008 2023 2031 1 3,800 27 A321-200P2F km tons 2002 2024 2032 Source: Company information, Airbus 7 Notes: 1 Two additional aircraft under non-binding LOIs and subject to closing; range and payload refer to A321-P2F family

A Recent Precedent in the Air Cargo Sector: the DHL-Cargojet Partnership

DHL

CARGOJET

Transaction Overview

- DHL and Cargojet announced on **29 March 2022** that they have entered into a **new long-term strategic agreement** that will further **strengthen the global DHL aviation network**
- The **five year agreement**, with a **renewal option for an additional two years**, will see **Cargojet provide ACMI, CMI, charter, and aircraft dry lease services** to DHL to support DHL's international requirements for Europe and North, South, Central and Latin America, as well as Asia
- To **align interests** and **strengthen the long term strategic relationship**, Cargojet **will issue warrants to DHL to acquire up to 9.5 percent of Cargojet's outstanding voting shares in exchange for C$2.3 billion of business** volume over a period of seven years

Key Financial Terms

Price per share for warrants issued[1]	C$158.92
Aggregate variable voting shares issuable	1,645,000
Amounting to a maximum % of Cargojet's outstanding voting shares[2]	9.5%
Term	7 years
Vesting tied to delivery by DHL of business volume during the same term[3]	C$2.3 billion

Management Commentary

"Cargojet is an **important aviation partner** of DHL in North America and we see this expansion of our relationship further **strengthening intra-regional and intercontinental links** to and from this region [...] This step builds on the significant investments we have made in DHL's aviation capacity and capabilities over the last two years in the Americas."
"Its **versatile cargo fleet** and **high on-time reliability** positions us well to **further capitalize on the dynamically growing e-commerce market**, in particular."

Mike Parra, CEO, DHL Express Americas

"Earning the trust ... of DPDHL Group is a remarkable milestone in Cargojet's journey. We are even more excited about the **opportunity to add value** and earn the right to be a long-term strategic partner each and every day. This partnership is a real tribute to our people who have worked [to maintain] the industry **best on-time performance and flexibility** that **has allowed us to earn this business**".

Ajay Virmani, CEO, Cargojet

"DHL's **international aviation network** is a **true competitive differentiator** and an **enabler of growth for our customers**. Cargojet's "customer first" culture has **added flexibility and resilience** to our network. A longer-term alignment will bring **additional capacity** and allow us to continue delivering the highest levels of service quality to the market."

Travis Cobb, EVP, DHL Express Global Aviation

Source: Press release
Notes:
1 Based on the 20-day volume weighted average trading price immediately prior to the date hereof
2 On a non-diluted basis as of the date hereof
3 Being the C$ equivalent of approximately US$1.8 billion, using an exchange rate of 1.2518 at close of business on March 28, 2022

MNG AIRLINES

8

9

Risk Factors You should carefully consider the risks and uncertainties described in the “Risk Factors” contained herein, the “Risk Factors” section of Golden Falcon’s Form 10- K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2022 and subsequently filed Quarterly Reports on Form 10-Q, other documents filed by Golden Falcon from time to time with the SEC and any risk factors made available to you in connection with Golden Falcon, MNGA (“Company”) or the Potential Business Combination (together, the “Potential Business Combination Risk Factors”). Risks Related to MNGA • The Company’s reputationand business could be adversely affected in the event of an aviation accident or similar public incident involving its aircraft or personnel. • The Company and the air cargo industry in general are particularly sensitive to changes in economic conditions and continued negative economic conditions that would likely continue to adversely affect the Company and its ability to obtain financing on acceptable terms. • Air cargo companies are often affected by factors beyond their control including: air traffic congestion at airports; air traffic control inefficiencies; adverse weather conditions, such as hurricanes or blizzards; terrorist activities; increased security measures; new logistics related taxes or the outbreak of disease, any of which could have a material adverse effect on the Company’s business, results of operations and financial condition. • Risks associated with the Company’s presence in international emerging markets, including political or economic instability, and failure to adequately comply with existing legal requirements, may materially adversely affect the Company. • The Company is subject to significant governmental regulation and changes to the civil aviation regulatory framework may adversely affectthe Company, its business and results of operations, including its competitiveness and compliance costs. • The Company is subject to a number of environmental, health and safety and tax laws and regulations, and the cost of compliance with, and any liabilities under, current and future laws and regulations may have a material adverse effect on its business, financial condition, results of operations or prospects. • The Company operates in a competitive industry and actions by its competitors could adversely affect the Company. • Significant capital investments, including the expansion of its fleet have been, and may in the future continue to be, necessary to achieve the Company’s growth plans, which carry project and other risks. • Reduction in demand for cargo or charter operations of the Company, or governmental reduction or limitation of operating capacity, could harm its business, results of operations and financial condition. • The Company relies on efficient daily aircraft utilization to address peak demand, which makes itvulnerable to delays, cancellations or aircraft unavailability. • Failure to obtain, renew or maintain the permits and approvals required to operate the Company’s businesses may have an adverse effect on its business, financial condition, results of operations and prospects. • The Company relies on the strength of its reputation and the reputation of MAPA. If the Company and/or its parent company are unable to maintain and enhance its brand and capture additional market share or if the reputation and business of the Company and/or its parent company are harmed, this could have a material and adverse impact on its business, financial condition, results of operations and prospects. • The Company flies and depends upon Airbus aircraft, and the Company could suffer if it does not receive timely deliveries of aircraft, if aircraft from this company become unavailable or subject to significant maintenance or if the public negatively perceives its aircraft. 10

Risk Factors (Cont’d) Risks Related to MNGA (Cont’d) • The Company is highly dependent on its main hub at Istanbul Grand Airport (“IGA”), as its primary hub, especially for its e-commerce integration, and as such, a material disruption at its main hub could adversely affect the Company. • A failure to implement its growth strategy may adversely affect the Company. • Any inability to attract and retain key management and qualified personnel may negatively affect the Company’s business. • Increases in labour benefits, and other worker-related disturbances may adversely affect the Company, including its ability to carry out normal business operations. • Unexpected increases in the price of aircraft fuel or a shortage or disruption in the supply of aircraft fuel could have a material adverse effect on the Company’s business, results of operations and financial condition. • The outbreak of COVID-19 has had an adverse impact that has been material to the Company’s business, operating results, financial condition and liquidity, and the duration and spread of the pandemic could result in additional adverse impacts. The outbreak of another disease or similar public health threat in the f uture could also have an adverse effect on the Company’s business, operating results, financial condition and liquidity. • Because the air cargo industry is characterized by high fixed costs and relatively elastic revenues, airlines cannot quickly reduce their costs to respond to shortfalls in expected revenue and this may harm the Company’s ability to achieve its strategic goals. • A possible consolidation in the Turkish and global air cargo industry may adversely affect the Company. • Technical and operational problems in the Turkish civil aviation infrastructure, including air traffic control systems, airspace and airport infrastructure, may have a material adverse effect on the Company’s strategy and, consequently, on the Company. • The Company is exposed to the risk of inadvertently violating anti-corruption, anti-money laundering, anti-terrorist financing and economic sanctions laws and regulations and other similar laws and regulations and any violation or alleged violation of anti-corruption, anti-bribery, anti-money laundering and antitrust laws and regulations could adversely affect the Company, including its brand and reputation. • The Company could be adversely affected by expenses or stoppages associated with planned or unplanned maintenance on its aircraft, as well as any inability to obtain spare parts on time. • The Company relies on third-party suppliers for its aircraft and aircraft engines as well as aircraft fuel. • The Company is, and may in the future be, involved in litigation that may have a material adverse affect. • Any expansion of the Company’s business activities through mergers, acquisitions, joint ventures or strategic alliances may be impacted by antitrust laws, access to capital resources, and the costs and difficulties of integrating future acquired businesses and technologies, which could impede its future growth and adversely affect its competitiveness. 11

Risk Factors (Cont’d) Risks Related to MNGA (Cont’d) • The air cargo business is capital intensive and if the Company is unable to maintain sufficient cash resources, its existing and future debt obligations, this could impair its liquidity and financial condition. • Increases in insurance costs or reductions in insurance coverage may have a material adverse effect on the Company’s business, results of operations and financial condition. • Failure to maintain good employee relations may affect the Company’s operations and the success of its business. • The Company’s intellectual property rights, particularly its branding rights, are valuable, and any inability to protect them may adversely affect its business and financial results. • A delay or failure to identify and devise, invest in and implement certain important technology, business, and other initiati ves could have a material impact onthe Company’s business, financial condition and results of operations. • The Company depends significantly on automated systems and cyber security threats continue to increase in frequency and sophistication, and a successful cyber security attack could interrupt or disrupt its information technology systems, or those of its third-party service providers, which could, among other adverse effects, disrupt its business, force the Company to incur costs or cause reputational harmony breakdown, hacking or changes in these systems may adversely affect the Company. • System failures, defects, errors or vulnerabilities in its website, applications, backend systems or other technology systems or those of third-party technology providers could harm the Company’s reputation and adversely affect its business. • The Company has entered into, and will continue to enter into, related party transactions with its parent company, as well as other related parties. Risks Related to Turkey • The catastrophic earthquakes in February 2023 could have a material adverse effect on Türkiye and in turn on our the Company’s, results of operations and financial condition. • The Company is subject to risks associated with doing business in an emergingmarket. • The Company’s headquarters and facilities are located in Turkey and, therefore, its prospects, business, financial condition and results of operations may be adversely affected by political or economic instability in Turkey. • Turkey’s economy is subject to inflation and risks related to its current account deficit. • Turkey’s economy has been undergoing a significant transformation and remains subject to ongoing structural and macroeconomic risks. • Turkey is subject to internal and external unrest and the threat of future terrorist acts, which may adversely affect the Company. • Conflict and uncertainty in neighboring and nearby countries may have a material adverse effect on the Company’s business, financial condition, results of operations or prospects. • Risks from events affecting Turkey’s relationship with Russia • Risks from events affecting Turkey’s relationship with the European Union • Risks from events affecting Turkey’s relationship with the United States 12

Risk Factors (Cont’d) Risks Related to Operating as a Public Company • The Company’s senior management team has limited experience managing a public company, and regulatory compliance obligations may divert theirattention from the day-to-day management of its businesses. • As a public reporting company, the Company will be subject to rules and regulations established from time to time by the SEC and Public Company Accounting Oversight Board regarding its internal control over financial reporting. If the Company fails to establish and maintain effective internal control over financial reporting and disclosure controls and procedures, itmay not be able to accurately report its financial results or report them in a timely manner. • The Company will incur significant costs as a result of operating as a public company. • The Company has identified material weaknesses in its internal control over its financial statements for the years ended Dece mber 31, 2021 and 2020. If the Company is unable to develop and maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in MNG and materially and adversely affect the Company’s business and operating results. Risks Related to Golden Falcon and the Business Combination • Golden Falcon’s directors and officers have potential conflicts of interest in recommending that Golden Falcon’s stockholders vote in favor of the adoption of the business combination agreement relating to the potential business combination and approval of the other proposals to be described in the proxy statement/prospectus to be filed relating to the potential business combination. • Golden Falcon stockholders will have a reduced ownership and voting interest after the potential business combination and wil l exercise less influence over management. • Securities of special purpose acquisition companies that have engaged in a business combination transaction, such as the pote ntial business combination, may experience a material decline in price relative to the share price of the special purpose acquisition company prior to such business combination transaction. • Because Golden Falcon has no current plans to pay cash dividends on Golden Falcon’s Class A common stock, you may not receive any return on investment unless you sell your Golden Falcon Class A common stock for a price greater than that which you paid for it. • Golden Falcon stockholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate their investment, therefore, Golden Falcon stockholders may be forced to sell their securities, potentially at a loss. • If we consummate the potential business combination, there is no guarantee that the public warrants will ever be in the money , and they may expire worthless and the terms of the public warrants may be amended. • There is no guarantee that a public stockholder’s decision to redeem its shares for a pro rata portion of the Trust Account w ill put the stockholder in a better future economic position. • The nominal purchase price paid by the sponsor and independent directors for the founder shares may significantly dilute the implied value of the public shares upon completion of the potential business combination. In addition, the value of the founder shares will be significantly greater than the amount the sponsor and independent directors paid to purchase such shares, even if the potential business combination causes the trading price of the MNGA ADSs following the closing of the potential business combination to materially decline. • Warrants will become exercisable for MNGA Ordinary Shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to Golden Falcon’s stockholders. 13

Risk Factors (Cont’d) Risks Related to Golden Falcon and the Potential Business Combination (Cont’d) • The sponsor, and Golden Falcon’s officers and directors have agreed to vote in favorof the proposed business combination, regardless of how the public stockholders vote. • The sponsor, or Golden Falcon’s directors, officers, strategic advisors or their affiliates may elect to purchase shares from public stockholders, which may limit the number of redemptions in the potential business combination and reduce the public “float” of the Golden Falcon Class A common stock. • The historical financial results of MNGA and unaudited financial information included herein may not be indicative of what MNGA’s actual financial position or results of operations would have been. • Golden Falcon may not be able to consummate an initial business combination within the required time period, in which case it would cease all operations except for the purpose of winding up and it would redeem the public shares and liquidate. • The consummation of the potential business combination is subject to a number of conditions and if these conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the potential business combination may not be consummated. • Golden Falcon or the Company may waive one or more of the conditions to the potential business combination. • Golden Falcon may not be able to obtain any potential financing which may adversely impact its ability to complete the potential business combination. • The board of directors of Golden Falcon did not obtain a third-party valuation or fairness opinion in determining whether to proceed with the potential business combination and, as a result, the terms may not be fair from a financial point of view to the Golden Falcon stockholders. • There are risks to Golden Falcon stockholders who are not affiliates of the Sponsor of becoming stockholders of the Company through the potential business combination rather than acquiring the securities directly in an underwritten public offering, including no independent due diligence review by an underwriter and conflicts of interest of the Sponsor. • If a stockholder or a “group” of stockholders are deemed to hold in excess of 15% of the Golden Falcon Class A common stock, such stockholder or group will lose the ability to redeem all such shares in excess of 15% of the Golden Falcon Class A common stock. • Public stockholders may be held liable for claims by third parties against Golden Falcon to the extent of distributions received by them upon redemption of their shares. • If third parties bring claims against Golden Falcon, the proceeds held in the Trust Account could be reduced and the per share redemption amount received by stockholders may be less than $10.00 per share, the offering price per Unit in the Golden Falcon IPO. • Golden Falcon’s directors may decide not to enforce indemnification obligations against the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to the public stockholders. • Golden Falcon does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it easier for Golden Falcon to consummate the potential business combination even if a substantial majority of public stockholders do not agree. • Golden Falcon will require public stockholders who wish to redeem their shares of Golden Falcon Class A common stock in conne ction with the potential business combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their rights. • There may be U.S. federal income tax consequences of the potential business combination that adversely affect holders of Golden Falcon Class A common stock or public warrants. • The IRS may not agree that the Company should be treated as a non-U.S. corporation for U.S. federal income tax purposes. • If a U.S. person is treated as owning at least 10% of the stock of the Company, such person may be subject to adverse U.S. fe deral income tax consequences. 14

Risk Factors (Cont’d) Risks Related to Golden Falcon and the Business Combination (Cont’d) • If MNGA is characterized as a passive foreign investment company for U.S. federal income tax purposes, U.S. holders may suffer adverse U.S. federal income tax consequences. • A new 1% U.S. federal excise tax could be imposed on Golden Falcon in connection with redemptions of the Golden Falcon Class A common stock. • Golden Falcon has identified material weaknesses in its internal control over financial reporting as of December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022. If Golden Falcon is unable to develop and maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in Golden Falcon and materially and adversely affect its business and operating results. • Golden Falcon may face litigation and other risks as a result of the material weaknesses in its internal control over financi al reporting. • Golden Falcon may be the target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the potential business combination from being completed. • The Golden Falcon warrants and the sponsor convertible promissory note are accounted for as liabilities and the changes in value of the warrants and the sponsor convertible promissory note could have a material effect on Golden Falcon’s financial results. • Golden Falcon may not be able to complete an initial business combination with MNGA if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited by the same. • If Golden Falcon is deemed to be an investment company for purposes of the Investment Company Act, it would be required to in stitute burdensome compliance requirements and its activities would be severely restricted and, as a result, it may abandon its efforts to consummate an initial business combination and l iquidate. • If Golden Falcon instructs the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash in order to seek to mitigate the risk that it could be deemed to be an investment company for purposes of the Investment Company Act, it would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of Golden Falcon. • Golden Falcon is dependent upon its directors and officers and their loss could adversely affect Golden Falcon’s ability to complete the potential business combination. • Delays in completing the potential business combination may substantially reduce the expected benefits of the potential business combination. • If before distributing the proceeds in the trust account to its public stockholders, Golden Falcon files a bankruptcy petition or an involuntary bankruptcy petition is filed against Golden Falcon that is not dismissed, the claims of creditors in such proceeding may have priority over the claims Golden Falcon’s stockholders and the per-share amount that would otherwise be received by Golden Falcon’s stockholders in connection with its liquidation may be reduced. • If, after Golden Falcon distributes the proceeds in the trust account to its public stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against Golden Falcon that is not dismissed, a bankruptcy court may seek to recover such proceeds, and Golden Falcon and its board may be exposed to claims of punitive damages. • Golden Falcon’s assessment of the capabilities of the Company’s management to continue the Company’s growth transition may prove to be incorrect, which could negatively impact the value of the continuing investment of Golden Falcon stockholders. • Golden Falcon’s due diligence investigation of the Company and factors affecting its business may not surface all material issues, including issues or circumstances that could have a significant negative effect on the Company’s financial condition and results of operations, which could cause Golden Falcon stockholders to lose some or all of their continuing investment. • The grant and future exercise of registration rights may adversely affect the market price of MNGA’s securities upon consummation of the potential business combination. 15

Risk Factors (Cont’d) Risks Related to an Investment in MNGA Following the Business Combination • MNGA will qualify as a foreign private issuer within the meaning of the rules under the Exchange Act, and as such MNGA will be exempt from certain provisions applicable to United States domestic public companies. • As a company incorporated in Turkey, MNGA will be permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from the NYSE corporate governance listing standards applicable to domestic U.S. companies; these practices may afford less protection to stockholders than they would enjoy if MNGA complies fully with the NYSE’s corporate governance listing standards. • You may face difficulties in protecting your interests, and your ability to protect your rights through U.S. courts may be li mited, because MNGA will be incorporated under the laws of the Turkey. MNGA will conduct substantially all of its operations and a majority of its directors and executive officers reside outside of the United States. • Following the consummation of the potential business combination, MNGA will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations. • MNGA may not be able to distribute cash dividends in the future; the payment of dividends is subject to applicable local accounting and regulatory requirements, including, among other things, MNGA’s results of operations, financial condition, cash requirements, contractual restrictions, and covenants in any existing and future indebtedness MNGA or its subsidiaries incur. • MNGA may incur successor liabilities due to conduct arising prior to the completion of the potential business combination. • Subsequent to the completion of the potential business combination, MNGA may be exposed to unknown or contingent liabilities and may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, resul ts of operations and the price of its securities, which could cause you to lose some or all of your investment. • MNGA’s management and resources may not successfully or effectively manage its transition to a public company. • If the potential business combination’s benefits do not meet the expectations of investors or securities analysts, the market price of MNGA’s securities or, following the consummation of the potential business combination, MNGA’s securities, may decline. • Future sales of securities after the consummation of the potential business combination may cause the market price of MNGA’s securities to drop significantly, even if its business is doing well. • If you purchase MNG ADSs in this offering, you will suffer immediate and substantial dilution of your investment. • MNG ADSs holders may not be entitled to a jury trial with respect to claims arising under the deposit agreement, which could result in less favorableoutcomes to the plaintiff(s) in any such action. • The market price of MNGA ADSs may be volatile, and the value of its securities may decline. • There has been no prior public market for the MNGA securities. The stock price of the MNGA securities may be volatile or may decline regardless of its operating performance, and you may not be able to resell your securities at or above the price you acquired them. • The Company has broad discretion in the use of the proceeds from the potential business combination and may not use them effe ctively. • The Company may be subject to securities or class action litigation, which is expensive and could divert management attention. • There can be no assurance that MNGA ADSs and MNGA warrants will be approved for listing on the NYSE or that the Company will be able to comply with the continued listing standards of the NYSE. • The Company may redeem the unexpired MNGA public warrants prior to exercise at a time that is disadvantageous to the holders of such warrants, thereby making the MNGA public warrants worthless. • The Company may amend the terms of the warrants in a manner that may be adverse to holders with the approval by the holders of at least 50% of the then-outstanding MNGA public warrants. 16

Risk Factors (Cont’d) Risks Related to an Investment in MNGA Following the Business Combination (Cont’d) • The Company will qualify as an “emerging growth company” within the meaning of the Securities Act, and if it takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, it could make the Company’s securities less attractive to investors and may make it more difficult to compare its performance to the performance of other public companies. • If the Company fails to maintain an effective system of disclosure controls and internal control over financial reporting, its ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. • Upon the consummation of the potential business combination, the Company will be a “controlled company” within the meaning of the NYSE listing rules and, as a result, can rely on exemptions from certain corporate governance requirements that provide protection to shareholders of other companies. • Mapa, being the Company’s controlling shareholder, will have substantial influence over the Company and Mapa’s interests may not be aligned with the interests of the Company’s other shareholders, and Mapa losing control of the Company may materially and adversely impact the Company and its securities. • The rights of the Company’s security holders may differ from the rights they would have as shareholders of a United States corporation, which could adversely impact trading in MNGA ADSs and its ability to conduct equity financings. • If, following the potential business combination, securities or industry analysts do not publish or cease publishing research orreports about the Company, its business, or its market, or if they change their recommendations regarding the Company’s securities adversely, the price and trading volume of its securities could decline. 17